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                                                                    EXHIBIT 23.9



    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 15, 2000, in the Registration Statement (Form S-1 No. 333-41996) and related Prospectus of TMP Worldwide, Inc. for the Registration of 2,214,471 shares of its common stock.



                                          ERNST & YOUNG LLP



Pittsburgh, Pennsylvania
December 12, 2000